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                                                               Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into AirTouch Communications, Inc.'s previously filed Registration Statements File Nos. 33-62787, 33-57083,
33-57077, 33-57081 and 33-64553.

                                                       ARTHUR ANDERSEN LLP

Denver, Colorado
June 28, 1996